UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                      November 13, 2003 (November 13, 2003)




                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                       0-28846                  36-3145350
---------------------------           ------------           -------------------
State or other jurisdiction           (Commission               (IRS Employer
     of Incorporation                 File Number)           Identification No.)






                     321 West Main Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 431-2720
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.
                  --------

                  Exhibit Number
                  --------------

                  99.1 Press Release, dated November 13, 2003 issued by UnionBancorp, Inc.

Item 12. Results of Operations and Financial Condition.

         Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On November 13, 2003, UnionBancorp, Inc. issued a news release to report its financial results for the quarter ended September 30, 2003. The release is furnished as Exhibit 99.1 hereto.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIONBANCORP, INC.



Dated: November 13, 2003              /s/ DEWEY R. YAEGER
                                      ------------------------------------------
                                      Dewey R. Yaeger
                                      President and Principal Executive Officer



Dated:  November 13, 2003             /s/ KURT R. STEVENSON
                                      ------------------------------------------
                                      Kurt R. Stevenson
                                      Vice President and Principal Financial and
                                      Accounting Officer


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

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1         Press Release, dated November 13, 2003 issued by UnionBancorp,
                  Inc.


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